SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2022

ARTISAN ACQUISITION CORP.
 (Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization) 71 Fort Street, PO Box 500 Grand Cayman Cayman Islands, KY1-1106	001-40411 (Commission File Number)	98-1580830 (I.R.S. Employer Identification No.)
(Address of principal executive offices)		(Zip Code)

+852 2523 1056
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	ARTAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ARTA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ARTAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 9, 2022, Artisan Acquisition Corp. (“Artisan”), an exempted company incorporated with limited liability under the laws of Cayman Islands, held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, a total of 28,205,766 (64.22%) of Artisan’s issued and outstanding ordinary shares held of record at the close of business on March 4, 2022, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum for the transaction of business. Artisan’s shareholders voted on the following proposals at the Extraordinary General Meeting, which are described in more detail in the final prospectus/definitive proxy statement of Artisan filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2022 (as supplemented from time to time, the “Proxy Statement/Prospectus”).

Proposal 1. The Business Combination Proposal - To consider and vote upon a proposal (the “Business Combination Proposal”) to approve and authorize (a) the business combination (the “Business Combination”) and other transactions contemplated by the Business Combination Agreement, dated September 15, 2021 (as amended by an Amendment to Business Combination Agreement dated as of March 30, 2022 (the “BCA Amendment”) and as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Prenetics Global Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), Artisan, AAC Merger Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Artisan Merger Sub”), PGL Merger Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Prenetics Merger Sub”) and Prenetics Group Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Prenetics”) and (b) Artisan’s entry into the Business Combination Agreement and the BCA Amendment.

For	Against	Abstain	Broker Non-Votes
27,309,556	895,867	343	0

Proposal 2. The Initial Merger Proposal - To consider and vote upon a proposal to approve and authorize, assuming the Business Combination Proposal is approved and adopted, (a) the Plan of Merger (the “Plan of Initial Merger”), by and among Artisan, Artisan Merger Sub and PubCo, substantially in the form annexed as Exhibit F to the Business Combination Agreement, (b) Artisan’s entry into the Plan of Initial Merger, and (c) the merger of Artisan with and into Artisan Merger Sub, with Artisan Merger Sub being the surviving entity and remaining as a wholly-owned subsidiary of PubCo.

For	Against	Abstain	Broker Non-Votes
27,309,556	895,867	343	0

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement/Prospectus was not presented to shareholders.

Item 8.01	Other Events

Based on the results of the Extraordinary General Meeting, and subject to the satisfaction or waiver of certain other closing conditions under the Business Combination Agreement and as described in the Proxy Statement/Prospectus, the closing of Business Combination and other transactions contemplated by the Business Combination Agreement is expected to be completed on May 18, 2022. Following the consummation of the Business Combination and other transactions contemplated by the Business Combination Agreement, the Class A ordinary shares and warrants of PubCo are expected to begin trading on the Nasdaq Stock Market under the symbols “PRE” and “PRENW,” respectively, on May 18, 2022.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to Artisan. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, timing, projections or other characterizations of future events or circumstances, including expectations related to the closing of the Business Combination, are also forward-looking statements. Although Artisan believes that it has a reasonable basis for the forward-looking statements contained in this Current Report on Form 8-K, Artisan cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there are risks and uncertainties described in the Proxy Statement/Prospectus and other documents filed, or to be filed, by Artisan from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Artisan cannot assure you that the forward-looking statements in this Current Report on Form 8-K will prove to be accurate. There may be additional risks that Artisan does not presently know or currently believes are immaterial that could also cause actual results to differ from those contained in the forward looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Artisan and its directors, officers or employees or any other person that Artisan will achieve its objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report on Form 8-K represent the views of Artisan as of the date of this Current Report on Form 8-K. Subsequent events and developments may cause those views to change. However, while Artisan may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Artisan as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2022	ARTISAN ACQUISITION CORP.

	By:	/s/ CHENG YIN PAN (BEN)
Name: Cheng Yin Pan (Ben)
Title: Chief Executive Officer

5